U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): December 20, 2005

                           NEOMEDIA TECHNOLOGIES, INC.
                           ---------------------------
             (Exact Name of Registrant as Specified in its Charter)

           Delaware                      0-21743                36-3680347
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 (State or Other Jurisdiction          (Commission            (IRS Employer
        Incorporation)                 File Number)         Identification No.)

2201 Second Street, Suite 600,
     Fort Myers, Florida                                          33901
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(Address of Principal Executive                                 (Zip Code)
           Offices)

                                     (239) - 337-3434
                                ----------------------------
                                  (Registrant's Telephone
                                Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Distribution Agreement

      On December 20, 2005, NeoMedia Technologies, Inc. ("NeoMedia") executed a definitive supply agreement (the "Agreement") with DuPont de Nemours (Belgium) BVBA of Belgium, a subsidiary of IE DuPont ("DuPont"), under which NeoMedia will distribute DuPont's automobile refinish paint throughout the People's Republic of China. The Agreement calls for NeoMedia to serve as a non-exclusive distributor of DuPont products to Beijing Sino-US Jinche Yingang Auto Technological Services Limited ("Jinche") in the People's Republic of China. NeoMedia previously signed a distribution agreement with Jinche under which Jinche will distribute and use NeoMedia's micro paint repair products at its automotive service facilities throughout China.

      The Agreement is attached hereto as exhibit 16.1. On December 21, 2005, NeoMedia issued a press release with respect to the Agreement, attached hereto as Exhibit 16.2.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NeoMedia Technologies, Inc.
                                        ----------------------------------------
                                        (Registrant)


Date: December 21, 2005                 By: /s/ Charles T. Jensen
      -----------------                     ------------------------------------
                                        Charles T. Jensen, President,
                                        Chief Executive Officer and Director


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

                                  EXHIBIT INDEX

   Exhibit No.     Description
   -----------     -----------
      16.1         Supply agreement between NeoMedia and DuPont
      16.2         Press release with respect to supply agreement


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